UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant
to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 22, 2008

AMERICAN RAILCAR INDUSTRIES, INC.
(Exact Name of Registrant as Specified in Its Charter)

DELAWARE
(State or Other Jurisdiction of Incorporation)

000-51728 (Commission File Number)	43-1481791 (I.R.S. Employer Identification No.)

100 Clark Street, St. Charles, Missouri (Address of Principal Executive Offices)	63301 (Zip Code)
(636) 940-6000
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Pursuant to the terms of the employment agreement dated as of November 18, 2005 by and between American Railcar Industries, Inc. (the “Company”) and James J. Unger, the President and Chief Executive Officer of the Company (the “Employment Agreement”), on January 22, 2008, the Compensation Committee of the Board of Directors of the Company (the “Board”) extended the term of Mr. Unger’s Employment Agreement for another year, through January 24, 2009. All other arrangements under the existing Employment Agreement will continue unchanged.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

Dated: January 25, 2008	AMERICAN RAILCAR INDUSTRIES, INC.
	By:	/s/ William P. Benac
		Name:	William P. Benac
		Title:	Senior Vice President, Chief Financial Officer and Treasurer